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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): January 12, 2005
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



        Pennsylvania                     1-11152                 23-1882087
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


781 Third Avenue, King of Prussia, Pennsylvania                   19406-1409
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

Nokia Corporation and Nokia, Inc. (collectively, "Nokia") have filed a complaint in the United States District Court for the District of Delaware against InterDigital Communications Corporation and its wholly-owned subsidiary, InterDigital Technology Corporation (collectively, "InterDigital"), for declaratory judgments of patent invalidity and noninfringement and violations of the Lanham Act relating to 3G mobile phone technology. The complaint specifically states that the current arbitration involving Nokia and InterDigital (as most recently reported in InterDigital's Form 10-Q for the period ended September 30, 2004) does not involve 3G products. InterDigital is reviewing the complaint and intends to take all necessary steps to vigorously defend its position.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERDIGITAL COMMUNICATIONS CORPORATION


                                        By: /s/ Lawrence F. Shay
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                                            Lawrence F. Shay
                                            General Counsel


Date: January 13, 2005